UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 27, 2025, ADTRAN Holdings, Inc. (the “Company”) issued a press release, as corrected, announcing that the Company has rescheduled the date for its 2025 annual meeting of stockholders (the “Annual Meeting”). A copy of the corrected press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Annual Meeting will now be held on Thursday, July 24, 2025. The Company intends to file a revised definitive proxy statement for the Annual Meeting (the “Revised Proxy Statement”) with the Securities and Exchange Commission (the “SEC”).

Additional Information Regarding the Annual Meeting of Stockholders and Where to Find It

On March 31, 2025, the Company filed a definitive proxy statement containing a form of proxy card with the SEC in connection with its solicitation of proxies for the Annual Meeting (the “Original Proxy Statement”), and it anticipates that it will prepare and file the Revised Proxy Statement and deliver it to its stockholders of record as of the new May 29, 2025 record date for the Annual Meeting. Any votes previously submitted by the Company’s stockholders in connection with the Annual Meeting will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes after the Revised Proxy Statement has been filed and delivered to stockholders as of the new record date, even if they have previously voted. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE REVISED PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Original Proxy Statement, the Revised Proxy Statement and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Annual Meeting. See Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on May 20, 2025, and the Revised Proxy Statement, to be filed with the SEC, for information regarding the names and interests of the Company’s directors and executive officers.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the timing for holding the Annual Meeting, the Company’s intent to file the Revised Proxy Statement, and related matters. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of risks and uncertainties, including the risk of potential delays in the finalization of the Revised Proxy Statement and the risks described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as amended, our Form 10-Q for the quarterly period ended March 31, 2025, and other documents on file with the SEC. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this filing, except as required by applicable law or regulation.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 27, 2025

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	ADTRAN Holdings, Inc.

	By:	/s/ Timothy Santo
Timothy Santo
Senior Vice President of Finance and Chief Financial Officer